EXHIBIT 99.1
                                                                    ------------














                           GENOTEC NUTRITIONALS, INC.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

                           GENOTEC NUTRITIONALS, INC.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


                          INDEX TO FINANCIAL STATEMENTS






                                                                         PAGE(S)
                                                                         -------

Report of Independent Registered Public Accounting Firm                     1

Balance Sheets at December 31, 2005 and 2004                                2

Statements of Operations for the Years Ended December
   31, 2005 and 2004                                                        3

Statement of Changes in Stockholders' (Deficit) for the
   Years Ended December 31, 2005 and 2004                                   4

Statements of Cash Flows for the Years Ended December
   31, 2005 and 2004                                                        5

Notes to Financial Statements                                            6-12

                    BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
                          Certified Public Accountants
                               High Ridge Commons
                           200 Haddonfield Berlin Road
                                 Suites 400-403
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------

To the Board of Directors and Stockholders' of Genotec Nutritionals, Inc.
Deer Park, NY

We have audited the accompanying balance sheets of Genotec Nutritionals, Inc. (the "Company") as of December 31, 2005 and 2004 and the related statements of operations, changes in stockholders' (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Genotec Nutritionals, Inc. as of December 31, 2005 and 2004, and the results of its operations, changes in stockholders' (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements for the years ended December 31, 2005 and 2004 have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has sustained operating losses and capital deficits that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.



BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey

September 12, 2006


         MEMBER OF:  AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS (AICPA)
                     CENTER FOR PUBLIC COMPANY AUDIT FIRMS (CPCAF)
                     NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS FLORIDA STATE BOARD OF ACCOUNTANCY

                           GENOTEC NUTRITIONALS, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004


                                     ASSETS
                                     ------

                                                                   2005            2004
                                                               ------------    ------------
Current Assets:
  Cash and cash equivalents                                    $      1,349    $     50,779
  Accounts receivable                                               132,259         146,310
  Inventory                                                          13,420           8,650
                                                               ------------    ------------

      Total Current Assets                                          147,028         205,739

Other Asset:
  Security deposits                                                   3,183           3,183
                                                               ------------    ------------

TOTAL ASSETS                                                   $    150,211    $    208,922
                                                               ============    ============



                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)
                     ---------------------------------------

LIABILITIES
Current Liabilities:
  Accounts payable and accrued expenses                        $    222,981    $    221,118
  Due to related parties                                            184,506         177,707
                                                               ------------    ------------

      Total Liabilities                                             407,487         398,825
                                                               ------------    ------------

COMMITMENTS AND CONTINGENCIES                                            --              --

STOCKHOLDERS' (DEFICIT)
  Common stock, $.0001 Par Value, 15,000,000 shares
    authorized; 10,000,000 shares issued and outstanding              1,000           1,000
  Accumulated deficit                                              (258,276)       (190,903)
                                                               ------------    ------------

      TOTAL STOCKHOLDERS' (DEFICIT)                                (257,276)       (189,903)
                                                               ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                  $    150,211    $    208,922
                                                               ============    ============


   The accompanying notes are an integral part of these financial statements.

                           GENOTEC NUTRITIONALS, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004



                                                                   2005            2004
                                                               ------------    ------------
REVENUES                                                       $    636,804    $    780,692

COST OF GOODS SOLD                                                  393,927         432,426
                                                               ------------    ------------

GROSS PROFIT                                                        242,877         348,266

OPERATING EXPENSES
  Selling, general and administrative                               275,244         350,963
                                                               ------------    ------------

LOSS BEFORE OTHER EXPENSE                                           (32,367)         (2,697)

OTHER EXPENSE
  Litigation damages                                                 35,000
  Interest expense                                                        6              --
                                                               ------------    ------------

      TOTAL OTHER EXPENSES                                           35,006              --
                                                               ------------    ------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES                          (67,373)         (2,697)

PROVISION FOR INCOME TAXES                                               --              --
                                                               ------------    ------------

NET LOSS APPLICABLE TO COMMON SHARES                           $    (67,373)   $     (2,697)
                                                               ============    ============


NET LOSS PER BASIC AND DILUTED SHARES                          $      (0.01)   $      (0.00)
                                                               ============    ============

WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING                                             10,000,000      10,000,000
                                                               ============    ============


   The accompanying notes are an integral part of these financial statements.

                           GENOTEC NUTRITIONALS, INC.
                 STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004





                                                       COMMON STOCK
                                               ----------------------------     ACCUMULATED
                                                  SHARES          AMOUNT          DEFICIT         TOTAL
                                               ------------    ------------    ------------    ------------
Balance, December 31, 2003                       10,000,000    $      1,000    $   (188,206)   $   (187,206)

Net loss for the year ended December 31, 2004            --              --          (2,697)         (2,697)
                                               ------------    ------------    ------------    ------------

Balance, December 31, 2004                       10,000,000           1,000        (190,903)       (189,903)

Net loss for the year ended December 31, 2005            --              --         (67,373)        (67,373)
                                               ------------    ------------    ------------    ------------

Balance, December 31, 2005                       10,000,000    $      1,000    $   (258,276)   $   (257,276)
                                               ============    ============    ============    ============




















   The accompanying notes are an integral part of these financial statements.

                           GENOTEC NUTRITIONALS, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004



                                                                   2005            2004
                                                               ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net loss                                                 $    (67,373)   $     (2,697)

  CHANGES IN ASSETS AND LIABILITIES
      (Increase) decrease in accounts receivable                     14,051         (51,042)
      (Increase) decrease in inventory                               (4,770)         18,736
      Increase (decrease) in accounts payable and
        accrued expenses                                              1,863        (103,761)
                                                               ------------    ------------

      Total changes in assets and liabilities                        11,144        (136,067)
                                                               ------------    ------------

      NET CASH (USED IN) OPERATING ACTIVITIES                       (56,229)       (138,764)
                                                               ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITES
      Net proceeds from related party activities                      6,799         171,106
                                                               ------------    ------------

      NET CASH PROVIDED BY FINANCING ACTIVITIES                       6,799         171,106
                                                               ------------    ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                (49,430)         32,342

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                        50,779          18,437
                                                               ------------    ------------

CASH AND CASH EQUIVALENTS - END OF YEAR                        $      1,349    $     50,779
                                                               ============    ============


SUPPLEMENTAL CASH FLOW INFORMATION
----------------------------------

CASH PAID DURING THE YEAR FOR:
      Interest expense                                         $          6    $         --
                                                               ============    ============
      Taxes                                                    $     19,637    $     12,674
                                                               ============    ============



   The accompanying notes are an integral part of these financial statements.

                           GENOTEC NUTRITIONALS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


NOTE 1-   ORGANIZATION AND BASIS OF PRESENTATION
          --------------------------------------

          Genotec Nutritionals, Inc. (the "Company") was incorporated in Delaware on January 20, 2000. The Company had been formed from the merger of AVS Enterprises and International Health Products, Inc. and has been marketing health related products since 1989. The Company currently sells raw material and finished product to several key accounts that provide nutritional, as well as pet products, to the market. The Company operates its business from a single location in Deer Park, NY.


NOTE 2-   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          ------------------------------------------

          BASIS OF PRESENTATION
          ---------------------

          The accompanying financial statements of the Company have been prepared on the accrual basis of accounting in accordance with the accounting principles generally accepted in the United States of America. Management believes the assumptions underlying the financial statements are reasonable. However, the financial statements included herein may not necessarily reflect the Company's results of operations, financial position and cash flows in the future.

          USE OF ESTIMATES
          ----------------

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          CASH AND CASH EQUIVALENTS
          -------------------------

          The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

          The Company maintains cash and cash equivalents with a financial institution, which is insured by the Federal Deposit Insurance Corporation up to $100,000. At various times throughout the year, the company had balances on deposits at the financial institutions in excess of federally insured limits.

                           GENOTEC NUTRITIONALS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


NOTE 2-   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
          ------------------------------------------------------

          REVENUE AND COST RECOGNITION
          ----------------------------

          Revenue from sales is recognized when the product is packaged and/or shipped to customers. Cost of revenue includes direct costs to produce and distribute product.

          ACCOUNTS RECEIVABLE
          -------------------

          The Company conducts business and extends credit based on an evaluation of the customers' financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses on all of its accounts.

          PROVISION FOR BAD DEBT
          ----------------------

          Under SOP 01-6 "Accounting for Certain Entities (including Entities with Trade Receivables), the Company has intent and belief that all amounts in accounts receivable are collectible. The Company has determined that based on their collections no allowance for doubtful accounts is needed at December 31, 2005 and 2004.

          Bad debt expense for the years ended December 31, 2005 and 2004 was $0 and $6,655, respectively.

          INVENTORY
          ---------

          Inventory consists primarily of bottled products ready for shipment and raw materials and containers for the products that are assembled and shipped from warehouse. Total inventory costs are $13,420 and $8,650 for the years ended December 31, 2005 and 2004, respectively. Inventory cost is valued at the lower of cost or market, determined on the first-in-first-out basis.

          INCOME TAXES
          ------------

          The Company is organized as an "S" Corporation, and as such, all income and losses are passed through to the individual shareholders of the Company, and is reported on their respective individual personal tax returns.

                           GENOTEC NUTRITIONALS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


NOTE 2-   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
          ------------------------------------------------------

          FAIR VALUE OF FINANCIAL INSTRUMENTS
          -----------------------------------

          The carrying amount reported in the balance sheets for cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported for notes payable approximates fair value because, in general, the interest on the underlying instruments fluctuates with market rates.

          FIXED ASSETS
          ------------

          Fixed assets are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

          When assets are retired or otherwise disposed of, the costs and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized. Deduction is made for retirements resulting from renewals or betterments.

          As of December 31, 2005 and 2004, the capitalized improvements and equipment were fully depreciated

          Fixed assets                       $     46,834
          Less: Accumulated depreciation          (46,834)
                                             ------------
          Net fixed assets                   $        -0-
                                             ============


          (LOSS) PER SHARE OF COMMON STOCK
          --------------------------------

          Historical net loss per common share is computed using the weighted average number of common shares outstanding. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive for periods presented.

          The following is a reconciliation of the computation for basic and diluted EPS:

                           GENOTEC NUTRITIONALS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


NOTE 2-   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
          ------------------------------------------------------

          (LOSS) PER SHARE OF COMMON STOCK (CONTINUED)
          --------------------------------------------

                                                      DECEMBER 31,
                                              ----------------------------
                                                  2005            2004
                                              ------------    ------------

          Net loss                            $    (67,373)   $     (2,697)
                                              ============    ============

          Weighted-average common
          shares outstanding                    10,000,000      10,000,000
                                              ============    ============

          Net loss per share                  $      (0.01)   $      (0.00)
                                              ============    ============

          The Company does not have any common stock equivalents available at December 31, 2005 and 2004, respectively.

          RECENT ACCOUNTING PRONOUNCEMENTS
          --------------------------------

          In November 2004, the FASB issued Financial Accounting Standards No. 151 (FS 151), "Inventory Costs - an amendment of ARB No. 43, Chapter 4". FAS 151 clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs and spoilage. In addition, FAS 151 requires companies to base the allocation of fixed production overhead to the costs of conversion on the normal capacity of production facilities. FAS 151 is effective for the Company in 2006. The Company does not expect FAS 151 to have a material impact on its results or financial statements.

          On December 16, 2004, FASB issued Statement of Financial Accounting Standards No. 153, Exchanges of Non-monetary Assets, an amendment of APB Opinion No. 29, Accounting for Non-monetary Transactions (" FAS 153"). This statement amends APB Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. Under FAS 153, if a non-monetary exchange of similar productive assets meets a commercial-substance criterion and fair value is determinable, the transaction must be accounted for at fair value resulting in recognition of any gain or loss. FAS 153 is effective for non-monetary transactions in fiscal periods that begin after June 15, 2005. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position, results of operations or cash flows.

                           GENOTEC NUTRITIONALS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


NOTE 2-   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
          ------------------------------------------------------

          RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
          --------------------------------------------

          In December 2004, the FASB issued Financial Accounting Standards No. 123 (revised 2004) (FAS 123R), "Share-Based Payment, " FAS 123R replaces FAS No. 123, "Accounting for Stock-Based Compensation", and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123R requires compensation expense, measured as the fair value at the grant date, related to share-based payment transactions to be recognized in the financial statements over the period that an employee provides service in exchange for the award. The Company intends to adopt FAS 123R using the "modified prospective" transition method as defined in FAS 123R. Under the modified prospective method, companies are required to record compensation cost prospectively for the unvested portion, as of the date of adoption, of previously issued and outstanding awards over the remaining vesting period of such awards. FAS 123R is effective January 1, 2006. The Company is evaluating the impact of FAS 123R on its' results and financial position.

NOTE 3-   DUE TO RELATED PARTIES
          ----------------------

          The Company has unsecured, non-interest bearing loans and advances from several shareholders commencing since inception. The loans are due upon demand, and as such, are classified as current liabilities. The balance outstanding at December 31, 2005 and 2004 is $184,506 and $177,707, respectively.

NOTE 4-   OPERATING LEASE
          ---------------

          The Company leases office and warehouse space under a lease that initially commenced on January 18, 1995 and as subsequently amended on February 14, 1998, February 1, 2001 and February 1, 2005. The term of the lease is four years commencing March 1, 2005. Monthly base rental payments under the new lease range from $3,067 to $3,354 per month. The Company is required to pay property tax, utilities, insurance and other costs relating to the leased facilities to include allocated common area maintenance charges, snow removal charges and landlord insurance charges as deemed necessary.

                           GENOTEC NUTRITIONALS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


NOTE 4-   OPERATING LEASE (CONTINUED)
          ---------------------------

          The following is a schedule by years of future minimum rental payments required under the operating lease, which has an initial or remaining non-cancelable lease term in excess of one year as of December 31, 2005:

          2006                      $  37,758
          2007                         38,908
          2008                         40,058
          2009                          6,708
                                    ---------
                                    $ 123,432
                                    =========

NOTE 5-   STOCKHOLDERS' (DEFICIT)
          -----------------------

          In accordance with the Certificate of Incorporation, the Company has the authority to issue 15,000,000 shares of common stock, par value $0.0001 per share. As of the December 31, 2005 and 2004, 10,000,000 shares of the Company's common stock were issued and outstanding.

NOTE 6-   GOING CONCERN
          -------------

          As shown in the accompanying financial statements, the Company has sustained net operating losses for the years ending December 31, 2005 and 2004. There is no guarantee that the Company will be able to raise enough capital or generate revenues to sustain its operations. This raises substantial doubt about the Company's ability to continue as a going concern.

          The Company's future success is dependent upon its ability to achieve profitable operations and generate cash from operating activities, and upon additional financing. There is no guarantee that the Company will be able to raise enough capital or generate revenues to sustain its operations. Management believes they can raise the appropriate funds needed to support their business plan and acquire an operating, cash flow positive company.

          The financial statements do not include any adjustments relating to the recoverability or classification of recorded assets and liabilities that might result should the Company be unable to continue as a going concern.

                           GENOTEC NUTRITIONALS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004



NOTE 7-   LITIGATION
          ----------

          Presently, the Company is involved in litigation involving non-payment of commissions associated with a product sold by the Company. The Company feels that the range of damages will be between $30,000 and $35,000, but more likely to be $35,000. The Company has accrued a contingency in the amount of $35,000 for possible damages.

          In addition, there is a possible litigation procedure that may involve the Company for unpaid past invoices. The Company has been notified that the Claimant may involve Genotec Nutritionals in a cross complaint, if payment is not received. The Company feels the exposure is immaterial if found liable through adjudication, and as such, has not accrued any contingency.


NOTE 8-   SUBSEQUENT EVENTS
          -----------------

          On March 31, 2006, the Company signed a Letter of Intent to sell certain assets and liabilities to a newly formed subsidiary of MM2 Group, Inc, a New Jersey based company. Pursuant to the terms of the Letter of Intent, the Shareholders of the Company will receive $350,000 in MM2 Group common stock, and the three principal officers of the Company will enter into 3-year employment agreements with the newly formed company. As of the date of this report, the companies are still in the due diligence review process and no formal sales agreements has been executed.